SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries
as of December 31, 2009

Main operating subsidiary:
Sun Communities Operating Limited Partnership, a Michigan limited partnership
Other subsidiaries (wholly-owned):
Miami Lakes QRS, Inc., a Michigan corporation
SCF Manager Inc., a Michigan corporation
SCN Manager Inc., a Michigan corporation
Sun Florida QRS, Inc., a Michigan corporation
Sun High Point QRS, Inc., a Michigan corporation
Sun QRS Countryside, Inc., a Michigan corporation
Sun QRS Countryside Manager, Inc., a Michigan corporation
Sun QRS, Inc., a Michigan corporation
Sun QRS Pool 1, Inc., a Michigan corporation
Sun QRS Pool 2, Inc., a Michigan corporation
Sun QRS Pool 3, Inc., a Michigan corporation
Sun QRS Pool 4, Inc., a Michigan corporation
Sun QRS Pool 5, Inc., a Michigan corporation
Sun QRS Pool 6, Inc., a Michigan corporation
Sun QRS Pool 7, Inc., a Michigan corporation
Sun QRS Pool 8, Inc., a Michigan corporation
Sun QRS Pool 9, Inc., a Michigan corporation
Sun QRS Pool 10, Inc., a Michigan corporation
Sun QRS Pool 11, Inc., a Michigan corporation
Sun QRS Pool 12, Inc., a Michigan corporation
Sun QRS Pool 13, Inc., a Michigan corporation
Sun QRS Sheffield, Inc., a Michigan corporation
Sun Sea Breeze QRS, Inc., a Michigan corporation
Sun Secured Financing GP, Inc., a Michigan corporation
Sun Texas QRS, Inc., a Michigan corporation

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Subsidiaries of Sun Communities Operating Limited Partnership

Apple Orchard L.L.C., a Michigan limited liability company
Arizona Finance L.L.C., a Michigan limited liability company
Aspen-Alpine Project, LLC, a Michigan limited liability company
Aspen-Brentwood Project, LLC, a Michigan limited liability company
Aspen-Byron Project, LLC, a Michigan limited liability company
Aspen-Country Project, LLC, a Michigan limited liability company
Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership
Aspen-Grand Project, LLC, a Michigan limited liability company
Aspen-Holland Estates, LLC, a Michigan limited liability company
Aspen-Town & Country Associates II, LLC, a Michigan limited liability company
Bright Insurance Agency, Inc., a Michigan corporation
Comal Farms Manager LLC, a Michigan limited liability company
CP Comal Farms Limited Partnership, a Michigan limited partnership
CP Creekside LLC, a Michigan limited liability company
CP Woodlake Limited Partnership, a Michigan limited partnership
Creekside Manager LLC, a Michigan limited liability company
East Fork Crossing Manager LLC, a Michigan limited liability company
FC East Fork Crossing LLC, a Michigan limited liability company
FC Glen Laurel LLC, a Michigan limited liability company
FC Meadowbrook LLC, a Michigan limited liability company
FC Pebble Creek LLC, a Michigan limited liability company
FC River Ranch Limited Partnership, a Michigan limited partnership
FC Stonebridge Limited Partnership, a Michigan limited partnership
FC Summit Ridge Limited Partnership, a Michigan limited partnership
FC Sunset Ridge Limited Partnership, a Michigan limited partnership
Glen Laurel Manager LLC, a Michigan limited liability company
High Point Associates, L.P., a Delaware limited partnership

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

High Point GP One LLC, a Michigan limited liability company
Knollwood Estates Operating Company LLC, a Michigan limited liability company
McIntosh Utilities, Inc., a Florida non-profit corporation
Meadowbrook Manager LLC, a Michigan limited liability company
Meadow Lake Development Company LLC, a Michigan limited liability company
Miami Lakes GP One LLC, a Michigan limited liability company
Miami Lakes GP Two LLC, a Michigan limited liability company
Miami Lakes Venture Associates, a Florida general partnership
Pebble Creek Manager LLC, a Michigan limited liability company
Priority Entertainment, LLC, a Michigan limited liability company
River Haven Operating Company LLC, a Michigan limited liability company
River Ranch Manager LLC, a Michigan limited liability company
River Ridge Equities LLC, a Michigan limited liability company
River Ridge Investments LLC, a Michigan limited liability company
SCA2 LLC, a Michigan limited liability company
Sea Breeze GP One LLC, a Michigan limited liability company
Sea Breeze Limited Partnership, a Delaware limited partnership
Sheffield MHP, LLC, a Michigan limited liability company
Snowbird Concessions, Inc., a Texas corporation
Stonebridge Manager LLC, a Michigan limited liability company
SUI TRS, Inc., a Michigan corporation
Summit Ridge Manager LLC, a Michigan limited liability company
Sun ACQ LLC, a Michigan limited liability company
Sun Arbor Terrace LLC, a Michigan limited liability company
Sun Ariana LLC, a Michigan limited liability company
Sun Candlelight Village LLC, a Michigan limited liability company
Sun Candlewick LLC, a Michigan limited liability company
Sun Cave Creek LLC, a Michigan limited liability company
Sun Countryside Atlanta LLC, a Michigan limited liability company
Sun Countryside Gwinnett LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Countryside Lake Lanier LLC, a Michigan limited liability company
SunChamp LLC, a Michigan limited liability company
SunChamp Holdings LLC, a Michigan limited liability company
Sun Communities Acquisitions, LLC, a Michigan limited liability company
Sun Communities Finance, LLC, a Michigan limited liability company
Sun Communities Financial LLC, a Michigan limited liability company
Sun Communities Funding Limited Partnership, a Michigan limited partnership
Sun Communities Funding GP L.L.C., a Michigan limited liability company
Sun Communities Mezzanine Lender LLC, a Michigan limited liability company
Sun Communities Texas Limited Partnership, a Michigan limited partnership
Sun Communities Texas Mezzanine Lender Limited Partnership, a Michigan limited partnership
Sun Continental Estates LLC, a Michigan limited liability company
Sun Continental North LLC, a Michigan limited liability company
Sun Davison East LLC, a Michigan limited liability company
Sun Financial LLC, a Michigan limited liability company
Sun Financial Texas Limited Partnership, a Michigan limited partnership
Sun/Forest LLC, a Michigan limited liability company
Sun/Forest Holdings LLC, a Michigan limited liability company
Sun Forest Meadows LLC a Michigan limited liability company
Sun Gold Coaster LLC, a Michigan limited liability company
Sun GP L.L.C., a Michigan limited liability company
Sun Groves LLC, a Michigan limited liability company
Sun HG Limited Partnership, a Michigan limited partnership
Sun Holly Forest LLC, a Michigan limited liability company
Sun Home Services, Inc., a Michigan corporation
Sun Hunters Glen LLC, a Michigan limited liability company
Sun Indian Creek LLC, a Michigan limited liability company
Sun Island Lakes LLC, a Michigan limited liability company
Sun Kings Lake LLC, a Michigan limited liability company
Sun Lake Juliana LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Lake San Marino LLC, a Michigan limited liability company
Sun Lakeview LLC, a Michigan limited liability company
Sun Life Associates Limited Partnership, an Arizona limited partnership
Sun Life Trailer Resort Limited Partnership, an Arizona limited partnership
Sun MA LLC, a Michigan limited liability company
Sun Meadowbrook FL LLC, a Michigan limited liability company
Sun MHC Development LLC, a Michigan limited liability company
Sun Oakcrest Limited Partnership, a Michigan limited partnership
Sun OFI, LLC, a Michigan limited liability company
Sun Orange Tree LLC, a Michigan limited liability company
Sun Pheasant Ridge Limited Partnership, a Michigan limited partnership
Sun Pine Trace Limited Partnership, a Michigan limited partnership
Sun Pool 1 LLC, a Michigan limited liability company
Sun Pool 3 LLC, a Michigan limited liability company
Sun Pool 4 LLC, a Michigan limited liability company
Sun Pool 5 LLC, a Michigan limited liability company
Sun Pool 8 LLC, a Michigan limited liability company
Sun Pool 12 LLC, a Michigan limited liability company
Sun Richmond LLC, a Michigan limited liability company
Sun Richmond Industrial LLC, a Michigan limited liability company
Sun River Ridge Limited Partnership, a Michigan limited partnership
Sun Saddle Brook Limited Partnership, a Michigan limited partnership
Sun Saddle Oak LLC, a Michigan limited liability company
Sun Scio Farms LLC, a Michigan limited liability company
Sun Secured Financing LLC, a Michigan limited liability company
Sun Secured Financing Houston Limited Partnership, a Michigan limited partnership
Sun Tampa East, LLC, a Michigan limited liability company
Sunset Ridge Manager LLC, a Michigan limited liability company
Sun Siesta Bay LLC, a Michigan limited liability company
Sun Silver Star LLC, a Michigan limited liability company

v

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Texas Pool Limited Partnership, a Michigan limited partnership
Sun TRS, Inc., a Michigan corporation
Sun Villa MHC LLC, a Michigan limited liability company
Sun Village Trails LLC, a Michigan limited liability company
Sun Water Oak Golf, Inc., a Michigan corporation
Sun Woodlake Estates LLC, a Michigan limited liability company
Sun Woods Edge LLC, a Michigan limited liability company
Sun/York L.L.C., a Michigan limited liability company
Woodlake Manager LLC, a Michigan limited liability company